EXHIBIT 10.80

NAVISTAR INTERNATIONAL CORPORATION

NON-QUALIFIED STOCK OPTION AGREEMENT SUPPLEMENT

1.	This option shall be treated as a Nonqualified Stock Option. The option is granted under the terms of the Navistar International Corporation 2004 Performance Incentive Plan, as may be amended from time to time (the “Plan”), as indicated in the Non-Qualified Stock Option Award Agreement (the “Award Agreement”). The term of the option shall be for a period of [TERM – Not to exceed 10 years] years from the date of grant. The option shall be exercisable to the extent of the number of shares specified in the Award Agreement as exercisable one year after the date of grant, to the extent of the number of shares specified in the Award Agreement as exercisable two years after the date of grant, and to the extent of the number of shares specified in the Award Agreement as exercisable three years after the date of grant. The option may be exercised, at any time or from time to time during said term, as to all full shares that have become so purchasable. Except as otherwise provided in the Plan, the option may not be exercised unless the optionee, at the time of exercise, remains an employee, consultant, or non-employee director, respectively, of Navistar International Corporation (the “Corporation”) or a subsidiary thereof. The optionee shall have none of the rights of a shareowner with respect to any of the shares of Common Stock subject to the option until such shares shall be issued upon the exercise of the option.

2.	The option shall not be transferable otherwise than by will or the laws of descent and distribution, and the option shall be exercisable, during the lifetime of the optionee, only by the optionee. Without limiting the generality of the foregoing, the option may not be assigned, transferred (except as aforesaid), pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of the option contrary to the provisions hereof, and the levy of any execution, attachment, or similar process upon the option shall be null and void and without effect.

3.	If all or any portion of the option is exercised subsequent to any stock dividend, stock split, recapitalization, combination or exchange of shares, reorganization (including, but not limited to, merger or consolidation), liquidation or other event occurring after the date hereof, as a result of which any shares or other securities of the Corporation or any other entity (including, but not limited to, any subsidiary of the Corporation) shall be issued in respect of the outstanding shares of Common Stock, or shares of Common Stock shall be changed into the same or a different number of shares or other securities of the same or any other class or classes, the person or persons so exercising the option shall receive, for the aggregate price paid upon such exercise, the class and aggregate number of shares or other securities which, if shares of Common Stock (as authorized at the date hereof) had been purchased on the date hereof for the same aggregate price (on the basis of the price per share) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase any and all such stock dividends, stock splits, recapitalizations, combinations or exchanges of shares, reorganizations, liquidations or other events. In the event of any corporate reorganization, separation or division (including, but not limited to, split-up, split off, spin-off or sale of assets) as a result of which any cash or shares or other securities of any entity other than the Corporation (including, but not limited to, any subsidiary of the Corporation), shall be distributed in respect of the outstanding shares of Common Stock, a committee of the Board shall make such adjustments in the terms of the option (including, but not limited to, the number of shares covered and the purchase price of such shares) as it may deem appropriate to provide equitably for the optionee’s interest in the option. Upon any adjustment as aforesaid, the minimum number of full shares that may be purchased upon any exercise of the option as specified in paragraph 1 shall be adjusted proportionately. No fractional shares shall be issued upon any exercise of the option, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued.

4.

Subject to the terms and conditions contained herein, in the Award Agreement and the Plan, the option may be exercised by giving notice as provided in instructions issued by the Secretary of the Corporation for the

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exercise of options generally, which instructions may provide for the use of agents, including stock brokers, to effect exercise of options, or in the absence of such instructions, by written notice to the Secretary of the Corporation at the location of its principal office at the time of exercise, which is currently located at 4201 Winfield Road, Warrenville, Illinois 60555. Such notice shall state the election to exercise the option and the number of shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the option and shall be accompanied by instructions to the Secretary to exercise, in whole or in part, through a cashless exercise, net-exercise (as defined in the Plan), or other arrangements through agents, including stockbrokers, under arrangements established by the Corporation for the exercise of the option, or, if not covered by such instructions, for payment of the full purchase price of said shares by cash, including a personal check made payable to the Corporation, or by delivering at fair market value on the date of exercise unrestricted Common Stock already owned by the optionee, or by any combination of cash and Common Stock, and in either case, by payment to the Corporation of any withholding tax. Shares which otherwise would be delivered to the holder of an option may be delivered, at the election of the holder, to the Corporation in payment of Federal, state and/or local withholding taxes due in connection with an exercise. In no event may successive simultaneous pyramiding be used to exercise an option. A certificate or certificates representing said shares shall be delivered as soon as practicable after the notice shall be received by the Corporation. The certificate or certificates for the shares as to which the option shall have been so exercised shall be registered in the name of the person or persons so exercising the option and shall be delivered as aforesaid to or upon the written order of the person or persons exercising the option. In the event the option shall be exercised, pursuant to paragraph 4 hereof, by any person or persons other than the optionee, such notice shall be accompanied by appropriate proof of the right of such person or the persons to exercise the option. The date of exercise of the option shall be the date on which the aforesaid written notice, properly executed and accompanied as aforesaid, is received under the Secretary’s instructions or by the Secretary. The payment due to the optionee upon exercise of the option will be settled solely in Common Stock. All shares that shall be purchased upon the exercise of the option as provided herein shall be fully paid and non-assessable.

5.	The Corporation shall at all times during the term of the option reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements contained herein, in the Award Agreement and in the Plan, shall pay all original issue and/or transfer taxes with respect to the issue and/or transfer of shares pursuant hereto and all other fees and expenses necessarily incurred by the Corporation in connection therewith and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Corporation, shall be applicable thereto. If the Plan pursuant to which the Option is exercised provides that only treasury stock will be used to satisfy the requirements of options, only treasury stock that has been listed on the exchange will be used.

6.	As used herein, the term “subsidiary” shall mean any present and future subsidiary of the Corporation, and the term “Common Stock” shall mean the class of stock designated “Common Stock” in the Restated Certificate of Incorporation of the Corporation.

7.	The terms and conditions contained herein and in the Award Agreement shall be subject to and governed by the terms of the Plan, a copy of which is being delivered herewith to the optionee. If there are any inconsistencies or conflicts between the Award Agreement, this Supplement, and the Plan, the terms of the Plan will control and govern. Optionee acknowledges that the Plan may be amended, prospectively or retroactively in order to comply with the requirements of the Internal Revenue Code governing deferred compensation, and optionee agrees to comply with the terms of the Plan as so amended from time to time.

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